SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 21, 1998


                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)


                                   333-44159
              Delaware             333-28829          not applicable
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)


One Park Place
621 N.W. 53rd Street
Boca Raton, FL 33487
(Address of Principal Executive Offices)



Registrant's telephone number, including area code:    (800) 999-7535

Item 5.       Other Events

On January 20, 1998 (the Closing Date), National Auto Finance 1998-1 Trust, a Delaware business trust formed by National Financial Auto Funding Trust (the Registrant) issued $85,200,000 aggregate principal amount of Notes designated the National Auto Finance 1998-1 Trust 5.88% Automobile Receivables-Backed Notes, Series 1998-1 (the Notes), pursuant to an Indenture, dated as of December 15, 1997, between the 98-1 Trust and Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes are secured by trust property consisting primarily of a segregated pool (the Receivables Pool) of non-prime motor vehicle retail installment sale contracts (the Receivables), all of which are secured by new or used automobiles, light-duty trucks, vans, or minivans financed thereby. The Receivables Pool consisted as of the Closing Date of Receivables having an aggregate principal balance as of December 15, 1997 (the Cut-off Date) of approximately $75,504,414.69. The 98-1 Trust may acquire certain additional Receivables on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64, which additional Receivables will also secure the Notes. As of the Cut-off Date, the Receivables had the characteristics described in the Prospectus dated January 15, 1998 filed with the Commission pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended. This Current Report on Form 8-K is being filed to satisfy certain reporting requirements.


              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date June 21, 1998.

              Principal    Interest            Ending Balance

              See Exhibit 1.

              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                    Date:
                    Amount:
              D.    Were any amounts paid or are any amounts payable under
                    the Certificate Guaranty Insurance Policy?   NO
                    Amount:
              E.    Are there any developments with respect to the Certificate
                    Insurance Guaranty Policy?        NONE.

              F.    Item 1: Legal Proceedings:        NONE

              G.    Item 2: Changes in Securities:    NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Servicer Certificate dated June 21, 1998.

National Auto Finance 1998-1 TrustMonthly Servicer Certificate
Monthly Servicer Certificate
   21-Jun-98



               Pre-     Pre-
    Collect  Funding  Funding    Spread   Revolv     Cert     Trans-    Master
      Acct     Acct   Res Acct    Acct     Acct      Acct     feror    Servicer


 1         0       0         0   4681319        0         0         0         0
 2                 0         0     20823        0

 3
 4   3294028
 5         0
 6     15652
 7         0                                                                  0
 8    -10766                                                    10766
 9         0                                                                  0
10    -15652                      -20823                        36475
11  -2149656                                    0   2149656
12         0

13
14  -1133606                                        1133606
15                                                        0         0
16                                                        0                   0
17                                              0         0
18                                     0
19                           0                            0         0
20                                     0                  0
21                                                        0
22                 0         0                  0         0
23                                                        0
24                 0                            0         0         0
25                 0                                      0
26                                                        0
27                                                        0                   0
28                                                        0         0

29
30                                                                  0
31                                                                  0
32         0       0         0   4681319        0   3283263     47241         0
33                                                  3283263

 1 Beginning Account Balances
 2 Interest Income

 3 Collection Account
 4 Lockbox Collections during the Collections Period
 5 Add: Retransfer Amt recv'd in respect of any Retransferred Contracts
 6 Add: Any income and gain from investments of funds in the Collection Account 7 Add: Amts recv'd from the Transferor, the Master Servicer or any Subservicer 8 Less: Late Payment fees collected with respect to the Contracts on Deposit
 9 Less: Supplemental Servicing Fee
10 Less: Any income and gain on investments of deposits in Collection Account 11 Less: Scheduled & Prepay Contract Principal
12 Less: Amounts deposited with respect to Retransferred Contracts

13 Certificate Account
14 Add: Withdrawals from Collection Account
15 Add: Amounts received from the Transferor
16 Add: Amounts received from the Master Servicer or Subservicer
17 Add: Withdrawals from Revolving Account
18 Add: Amounts deposited with respect to the spread requirements
19 Add: Withdrawals from the Pre-Funding Reserve Account
20 Add: Withdrawals from the Spread Account
21 Add: Proceeds of any Contracts or Property
22 Add: Any income and gain on investments of funds in the Certificate Account 23 Add: Amounts received from Certificate Insurer
24 Add: Withdrawals from the Revolving Account or Pre-Funding Account
25 Add: Amount Due to Class A Investors
26 Less: Expenses of Master Servicer or Transferor
27 Less: Payments to the Master servicer of Insurance and Liquidation Proceeds 28 Less: Pmts to the Transferor w/respect to Retransferred Contracts or property

29 Pre-Funding Reserve Account
30 Less: Amount in excess of Required Deposit
31 Less: Amounts Distributed
32 Ending Account Balances
33 Available Amount to Certificate Holders


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
     21-Jun-98

                                                               Cert
                                                               Acct      Pmt
Available Amount                                              3283263

Payments on Payment Date

        (i)    Servicing Fee                                  -143696    143696
               NAFI Operating Depository Account
               First Union National Bank, Charlotte, NC
               Acct #2010000259454   -   ABA 053000219

        (ii)   Trustee, Collateral Agent                            0         0
               and Custodian fees
               Harris Bank-Closing Travel Expenses
               Invoice# 40-109088

       (iiia)  Class A Interest                               -384445    384445

       (iiib)  Class A Principal                             -1969574   1969574

        (iv)   Certificate Insurer                             -22309     22309
               Financial Security Assurance
               Morgan Guaranty Trust
               Acct #000-33-345  ABA 021-000-238

        (v)    Collateral Agent (Spread Account)                    0         0
               Harris Trust and Savings Bank

        (va)   Cross Collateralization To 96-1                -763238    763238

        (vi)   [Reserved]

       (vii)   Unreimbursed expenses to the Trustee                 0        -0

       (viii)  Unreimbursed expenses to the Master Servicer         0         0

        (ix)   Unreimbursed expenses to the Standby Servicer        0         0

        (x)    Unreimbursed expenses to the Transferor              0         0

        (xi)   Class B Certificate Holders                          0         0
               National Auto Finance Company, Inc.
               First Union National Bank
               Acct #2010000259454   -   ABA 053000219


Pursuant to section 3.17 of the Pooling and Servicing Agreement dated as of January 15, 1998 among National Financial Auto Funding Trust, National Auto Finance Company, Inc. and Harris Trust and Savings Bank, the undersigned, as the Master Servicer, is providing the attached Monthly Statement for the Collection Period May 31, 1998.

     NATIONAL AUTO FINANCE COMPANY, INC.
     as Master Servicer


     Melissa Grimm                      25-Jun-98
     Vice President, Controller




National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                      21-Jun-98

                                                          1 Month    2 Month
(A) Portfolio Performance Tests:                Current:  Previous   Previous
                                                (yes/no)   (yes/no)   (yes/no)
Trigger Event  (Yes/No)                            no         no         no

                                                            Monthly
Delinquencies                                             Delinquency
                                 Delinquencies    ACPB       Ratio
                2 Months Prior:        4540878   88288291      5.143%
                 1 Month Prior:        5457101   86217769      6.329%
                       Current:        6037234   84053402      7.183%
                                                               6.218%

                                Maximum Delinquency Ratio       8.25%

                                                            Monthly    Annual
Gross Defaulted Contracts                                   Default    Default
                                   Defaults       ACPB       Rate       Rate
                2 Months Prior:         909293   80188061      1.134%    13.607%
                 1 Month Prior:         695619   87253030      0.797%     9.567%
                       Current:        1101419   85135586      1.294%    15.525%
                                                               1.075%    12.900%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             18.00%
      (iii)  Month 25 through the remainder of the transaction            14.00%

                                                            Monthly    Annual
Losses                                                       Loss       Loss
                                    Losses        ACPB       Rate       Rate
                2 Months Prior:          54045   80188061      0.067%     0.809%

                 1 Month Prior:         195024   87253030      0.224%     2.682%
                       Current:         280640   85135586      0.330%     3.956%
                                                               0.207%     2.482%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                              8.00%
      (iii)  Month 25 through the remainder of the transaction             6.00%



National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                      21-Jun-98

                                                          1 Month    2 Month
(B) Insurance Agreement Event of Defaults                 Previous   Previous
                                                Current:   (yes/no)   (yes/no)
Event of Default (Yes/No)                          no         no         no

(1)   Bankruptcy or insolvency of the Company, or the Seller;

(2) A default or a breach of a representation, warranty, or covenant by the Company or the Seller under any of the transaction documents which has not been cured within the applicable grace period;

(3)   Any claim for payment under the Certificate Policy;

(4) Delinquency Ratio is 11% or higher averaged over the 3 previous Monthly Periods:

                                                            Monthly
Delinquencies                                             Delinquency
                                 Delinquencies    ACPB       Ratio
                2 Months Prior:        4540878   88288291      5.143%
                 1 Month Prior:        5457101   86217769      6.329%
                       Current:        6037234   84053402      7.183%
                                                               6.218%

                                Maximum Delinquency Ratio      11.00%


(5)   The Default Rate average over the 3 previous Monthly
      Periods exceeds 25% for month 1 through 24, and 17% for the remainder of the transaction;


                                                            Monthly    Annual
Defaults                                                    Default    Default
                                   Defaults       ACPB       Rate       Rate
                2 Months Prior:         909293   80188061      1.134%    13.607%
                 1 Month Prior:         695619   87253030      0.797%     9.567%
                       Current:        1101419   85135586      1.294%    15.525%
                                                               1.075%    12.900%

      Maximum Annualized Default Ratio
      (i)  Month 1 through 24                                             25.00%
      (iii)  Month 25 through the remainder of the transaction            17.00%


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
                      21-Jun-98


(B) Insurance Agreement Event of defaults (Cont.)

(6)   The Net Loss Rate averaged over the 3 previous Monthly
      Periods exceeds 11% for month 1 through 24, and 8% for the remainder of the transaction;


                                                            Monthly    Annual
Losses                                                       Loss       Loss
                                    Losses        ACPB       Rate       Rate
                2 Months Prior:          54045   80188061      0.067%     0.809%
                 1 Month Prior:         195024   87253030      0.224%     2.682%
                       Current:         280640   85135586      0.330%     3.956%
                                                               0.207%     2.482%

      Maximum Annualized Net Loss Rate
      (i)  Month 1 through 24                                             11.00%
      (iii)  Month 25 through the remainder of the transaction             8.00%


(7)   The Servicer Termination Events listed below:

 (i)  Failure to deposit funds as required under the                     no
      Pooling and Servicing Agreement

 (ii) Failure to deliver the Servicer's Certificate                      no

(iii) Breach of Servicer covenants                                       no

 (iv) Bankruptcy or insolvency of the Servicer                           no

 (v)  Material breach of representations and warranties                  no

 (vi) Certificate Insurer has not delivered a                            no
      Servicer Extension Notice

(vii) Insurance Agreement Event of Default on                            no
      this or other transactions

(viii)Claim under the policy                                             no


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Jun-98


Class A Interest Schedule
     Opening Class A Principal Balance                                 78458170
     Class A Interest Rate                                                 5.88%
     30/360*Class A Interest Rate                                          0.49%
     Current Class A Interest  Distribution                              384445
     Prior Class A Interest Arrearage                                         0
     Class A Interest Due                                                384445

     Current Class A Interest Arrearage                                       0

Class A Principal Schedule

     Opening Class A Principal Balance                                 78458170

     Scheduled Principal                                                1145973
     Prepayments                                                         591270
     Liquidated Contracts                                                693053
     Less: Overpayment of Principal                                     -265929
                                                                        2164367
     Retransfers                                                              0
                                                                        2164367

                                        Class A Share - 91%             1969574
     Remaining Prefunding Account Balance                                     0
     Principal due to Class A                                           1969574

     Prepayment from Revolving Account                                        0
     Prepayment From Pre-Funding Account                                      0
     Prior Class A Arrearage                                                  0

     Class A Principal Due                                              1969574

     Class A Principal Distribution                                     1969574





     Current Class A Arrearage                                                0

     Ending Class A Principal Balance after current Distribution       76488596


Servicing Fee Schedule

     Beginning Collateral Balance                                      86217769
     Annual Servicing Rate                                                 2.00%
     Prior Servicing Fee Arrearage                                            0
     Current Servicer Fee                                                143696
     Servicer Fee Due                                                    143696
     Servicer Fee Paid                                                   143696
     Current Servicing Fee Arrearage                                          0



National Auto Finance 1998-1 Trust
National Auto Finance Company, Inc.
Monthly Servicer Certificate


SEC Reporting and Trustee Fee Schedule

Sec Reporting Fee                                                             0
Closing Expenses                                                              0
Prior Trustee Fee Arrearage                                                   0
Current SEC and Trustee Fee                                                   0
Trustee Fee Due                                                               0
Current Trustee Fee Arrearage                                                 0


Certificate Insurer Schedule

Ending  Class A Balance                                                76488596
Insurance Premium                                                         0.350%
Insurance Premium Supplement                                               0.00%
Certificate Insurer Fee                                                   22309


Pre-Funding Account

Opening Balance                                                               0
Monthly Originations X 91%                                                    0
Withdrawal From Pre-Funding Account                                           0
Prepayment associated with end of Pre-Funding Period                          0
Due to Class A Investors                                                      0
Closing Balance                                                               0


Revolving Account Schedule

Opening Balance                                                               0
Amount Transferred from Collection Account                                    0
First Interim Balance                                                         0
Withdrawal From Revolving Account                                             0
Second Interim Balance                                                        0




Amount Transferred to Certificate Account
Prepayment Associated with Release from Revolving Account                     0
Ending Balance                                                                0


Spread Account

Initial Collateral Balance                                             85200000
Opening Spread Account Balance                                          4681319
Less Interest Earned                                                     -20823
Opening Spread Account Balance                                          4681319
Required Balance Spread Account                                         4681319
Required Deposit to Spread Account                                            0
Ending Spread Account Balance                                           4681319
                                                                              0
                                                                              0
Remaining Deposit Required                                                    0

Cap                                                                     4681319

Floor                                                                  76488596
The Floor Amount at any time will be equal to the greater of (i) the outstanding Class A
Certificate Balance, and (ii) $100,000


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
               21-Jun-98

Class A Certificate Factor

                         Current Class A Balance                     76,488,596
                         Initial Class A Balance                     85,200,000
                         Certificate Factor:                       0.8977534750




Aggregate Contract Principal Balance                                 84,053,402

Class A Balance                                                      76,488,596
Less: Prefunding Account
 Receivable backed Certificates                                      76,488,596

A Investor Percentage                                                     91.00%




Weighted Average Coupon                                                   19.13%

Weighted Average Maturity                                                 48.22


National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Jun-98


Beginning of Transaction                 12/16/97
Payment Date                             06/21/98




Month of Transaction                            6
Period Ended                             05/31/98

Collection Account
Beginning Balance                                                            0
Collections during the Collections Period                              3294028
Retransfer Amount received in respect of any Retransferred Contracts         0
Any income and gain from investments of funds in the Collect Acct        15652
Amts recv'd from the Transferor,Master Servicer or any Subservicer           0

Late Payment Fees collected with respect to the Contracts on Deposit     10766
Supplemental Servicing Fee                                                   0
Amounts deposited with respect to  Retransferred Accounts                    0
Scheduled Principal                                                    1145973
Prepayments                                                             591270
Recoveries                                                              412413

Certificate Account
Amounts received from the Transferor                                         0
Amounts received from the Master Servicer or Subservicer                     0
Withdrawals from the Pre-Funding Reserve Account                             0
Withdrawals from the Spread Account                                          0
Proceeds of any Contracts or Property                                        0
Any income and gain on investments of funds in the Certificate Acct          0
Amounts received from Certificate Insurer (Claims to FSA)                    0

Expenses of an Opinion of Counsel                                            0
Expenses of Master Servicer or Transferor                                    0
Pmts to the Master servicer of Insurance and Liquidation Proceeds            0
Pmts to Transferor w/respect to Retransferred Contracts or property          0

Pre-Funding Reserve Account
Beginning Balance                                                            0
Amount in excess of Required Deposit                                         0
Interest Income                                                              0

Certificate Insurer
Is there a claim on the policy in the current month,                        No
                    or has there ever been a claim?
Revolving Account
Beginning Balance                                                            0
Transfers                                                                    0
Over 3.0 Million Principal
Remaining balance due to Investors                                           0
Interest Income                                                              0

Pre-Funding Account
Beginning Balance                                                            0
Interest Income                                                              0
Remaining balance due to Investors                                           0

Spread Account
Beginning Balance                                                      4681319
Interest Income                                                          20823

National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
          21-Jun-98

Number of loans currently owned by Trust                                  7301

Initial Collateral Balance                                            85200000

New Originations Transferred to Trust                                        0


Initial Certificate Account Balance                                          0

Previous Servicing Fee Arrearage                                             0

Previous Trustee, Collateral Agent,                                          0
Lockbox and Custodian fees - Arrearage

Previous Class A Interest Arrearage                                          0

Unreimbursed expenses to the Trustee                                         0

Unreimbursed expenses to the Master Servicer                                 0

Unreimbursed expenses to the Standby Servicer                                0

Unreimbursed expenses to the Transferor                                      0


Opening Class A Principal Balance                                     85200000
Prior Class A Principal Arrearage                                            0



                                                   1 Month   2 Month  3 Month
                                         Current    Prior     Prior     Prior

30+ Days Past Due                         4458971   3936766   3521474  2731441
60+ Days Past Due                          969767   1157762    677082   940391
90+ Days Past Due                          608496    362574    342323   195109
Delinquent (30+ days past due)            6037234   5457101   4540878  3866942

Current Month Repos                        726667    474957    633007   260050
New over 90 Days                           374752    220662    276285   195109
Defaults                                  1101419    695619    909293   455159

Liquidated Contracts
  Repos > 90 Days                           28082     12537      2196        0
  Closed Repo's                            664971    404302    144709    24373
  Past Due > 120 Days                           0         0         0        0
  Chapter 13 Bankruptcy                         0         0         0        0
  Net Liquidated Accounts                  693053    416839    146905    24373

Recoveries - net of expenses               412413    221815     92860    25443

Net Losses                                 280640    195024     54045    -1070

ACPB                                     84053402  86217769  88288291 72087831


Principal Paid

                               01/21/98              570239
                               02/21/98             1187300
                               03/21/98             1351552
                               04/21/98             1748564
                               05/21/98             1884175

                                                    6741830





National Auto Finance 1998-1 Trust
Monthly Servicer Certificate
21-Jun-98




                                                                        Amount
World Omni to World Omni (Servicer) Reconciliation
Opening Principal Balance per World Omni
   4/30/98 - Trailer Summary Report                                    85315777

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1145973
           Prepaid Accounts                                             -591270
           Repossessed Accounts                                         -726667
                 Total principal reductions                            -2463910

Subtotal                                                               82851866
Closing Principal Balance per WO - Trailer Summary 5/31/98             82851866
Difference                                                                    0


ACPB to World Omni Reconciliation
Closing Principal Balance
   per World Omni 5/31/98                                              82851866

Add: Non Liquidated Repo Inventory
        deducted from World Omni balance but
        not passed through to investors                                 1201536


Adjusted World Omni Principal Balance                                  84053402



ACPB Prior to ACPB Current Reconciliation
Prior Month ACPB                                                       86217769

Add: New Accounts Transferred                                                 0

Less: Scheduled Principal Received                                     -1145973
           Prepaid Accounts                                             -591270
Plus: One time ACPB Adjustment                                           265929





Less: Liquidated Accounts                                               -693053

Current Month ACPB                                                     84053402

Adjusted World Omni Principal Balance                                  84053402

Current Month ACPB                                                     84053402

Difference                                                                    0

                                                            Liquidated  Repo
Repo/Liquidated Accounts                          Repo Prin Principal Inventory

                                         12/31/97      2196      2196         0
                                         01/31/98    121350    121350         0
                                         02/28/98    260050    260050         0
                                         03/31/98    752214    640263    111951
                                         04/30/98    620229    257311    362918
                                         05/31/98    726667         0    726667

                                                    2482707   1281171   1201536







        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION


                           /s/ Kevin Adams
                           VP/CFO


Dated:        May 31, 1998